UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2010

GREENHILL & CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission file number 001-32147

Delaware	51-0500737
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

300 Park Avenue, 23rd floor New York, New York 10022 (Address of principal executive offices)	10022 (ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets

On April 1, 2010, Greenhill & Co., Inc. (“Greenhill”) completed its previously-announced acquisition of Caliburn Partnership Pty Ltd. (“Caliburn”), an Australian-based independent financial advisory firm, and issued the attached press release.  Greenhill acquired Caliburn from Caliburn’s founding partners – Peter Hunt, Simon Mordant and Ron Malek – in exchange for 1,099,874 shares of Greenhill common stock plus shares of convertible preferred stock (the “Performance Stock”), one series of which will convert into 659,926 further shares of Greenhill common stock upon the third anniversary of the closing of the acquisition if Caliburn achieves certain revenue targets at the end of such three-year period and one series of which will convert into 439,951 further shares of Greenhill common stock upon the fifth anniversary of the closing of the acquisition if Caliburn achieves certain revenue targets for the two-year period ending upon such fifth anniversary.  If the revenue targets are not achieved, the Performance Stock will be cancelled.  This description of the acquisition does not purport to be complete and is qualified in its entirety by the acquisition agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference, and the certificates of designations for the Performance Stock, which are filed as Exhibits 3.1 and 3.2 to this report and are incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the acquisition of Caliburn and the issuance of the Performance Stock, on March 31, 2010, Greenhill filed Certificates of Designations, Preferences and Rights (the “Certificates of Designation”) with respect to two new series of contingent convertible preferred stock (which collectively comprise the Performance Stock) with the Delaware Secretary of State.  The Certificates of Designation, which set forth the terms of the Performance Stock, were effective upon filing.  This description does not purport to be complete and is qualified in its entirety by the Certificates of Designation, which are filed as Exhibits 3.1 and 3.2 to this report and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a)
Financial statements of business acquired.  The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date by which this report is required to be filed.

(b)
Pro forma financial information.  The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date by which this report is required to be filed.

(d)	Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
2.1	Share Sale Agreement dated March 16, 2010 among Greenhill & Co., Inc., Caergwrle Investments Pty Ltd, Mordant Investments Pty Ltd, Baliac Pty Ltd, Peter Hunt, Simon Mordant and Ron Malek*
3.1	Certificate of Designations, Preferences and Rights of Series A-1 Contingent Convertible Preferred Stock
3.2	Certificate of Designations, Preferences and Rights of Series A-2 Contingent Convertible Preferred Stock
99.1	Press Release dated April 1, 2010

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Greenhill agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date:	April 1, 2010	By:	/s/ Ulrika Ekman
			Name:	Ulrika Ekman
			Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Share Sale Agreement dated March 16, 2010 among Greenhill & Co., Inc., Caergwrle Investments Pty Ltd, Mordant Investments Pty Ltd, Baliac Pty Ltd, Peter Hunt, Simon Mordant and Ron Malek
3.1	Certificate of Designations, Preferences and Rights of Series A-1 Contingent Convertible Preferred Stock
3.2	Certificate of Designations, Preferences and Rights of Series A-2 Contingent Convertible Preferred Stock

99.1	Press Release dated April 1, 2010